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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  August 1, 1994



                          CITADEL HOLDING CORPORATION
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             (Exact name of the registrant as specified in charter)



          Delaware                      1-8625                 95-3885184
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(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
     of incorporation)                                       of File Number)


   600 North Brand Boulevard, Glendale, CA                     91203-1241
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(Address of principal executive offices)                       (Zip Code)



      Registrant's telephone number, including area code:  (818) 956-7100



                                Not Applicable
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         (Former name or former address, if changed since last report)

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Item 5.  Other Events.  Attached are the following exhibits:
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       Exhibit A.  Projected actual and pro forma financial information for the
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       Company and the Company's wholly-owned subsidiary, Fidelity Federal Bank, a Federal Savings Bank (the "Bank").

       Exhibit B.  The Supplement to Offering Circular filed on August 1, 1994
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       by the Bank, with the Office of Thrift Supervision ("OTS") pursuant to
       Section 563g.5(b)(3) of the rules and regulations of the OTS. Results of operations as discussed in the Supplement for the quarter ending June 30, 1994 represent projected results of operations as if the Recapitalization and Restructuring is consummated as of the date of this filing.

                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  August 4, 1994            CITADEL HOLDING CORPORATION



                                 By:  GODFREY B. EVANS
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                                    Godfrey B. Evans
                                    Executive Vice President
                                    and General Counsel

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